COLUMBIA FUNDS SERIES TRUST I

Columbia Pacific/Asia Fund

(the “Fund”)

Supplement dated January 30, 2013 to the

Fund’s prospectuses dated August 1, 2012, as supplemented

Effective immediately, the second paragraph of the section of the prospectuses for the Fund entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following disclosure:

The Fund may invest in currency forwards and futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or, in certain unusual circumstances, when holding a derivative is deemed preferable to holding the underlying asset.

Shareholders should retain this Supplement for future reference.

C-1156-2 A (1/13)